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                                                                Exhibit 10-24(b)



THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.


                                  DEMEGEN, INC.

                       NONQUALIFIED STOCK OPTION AGREEMENT


         Demegen, Inc.. (the "Company") granted to the individual named below an option to purchase certain shares of Common Stock of the Company, in the manner and subject to the provisions of this Option Agreement.

                  I.     Definitions:

                  A.     "Optionee" shall mean John Bridwell

                  A.     "Date of Option Grant" shall mean February 19, 1999.

                  A. "Number of Option Shares" shall mean 25,000 shares of Common Stock of the Company as adjusted from time to time pursuant to paragraph 10 below.

                  A. "Exercise Price" shall mean $0.45 per share as adjusted from time to time pursuant to paragraph 10 below.

                  A. "Vesting Schedule" Except as provided in paragraph 9 below, the "Vesting Schedule shall be determined as follows:


         Vested
         ------

On Date of Option Grant  All


On each subsequent       N/A


                  A. "Option Term Date" shall mean the date five (5) years after the Date of Option Grant.

                  A. "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  A. "Company" shall mean Demegen, Inc., a Colorado corporation, and any successor corporation thereto.

                  A.     "Plan" shall mean the Demegen, Inc. 1998 Stock Option
Plan.

                  I. Incorporation of Plan by Reference. This Option is granted under the terms of the Plan, the terms of which are incorporated herein by reference and are to be considered to be





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part of this Option Agreement as though set forth herein.

                  I. Status of the Option. This Option is intended to be a nonqualified stock option and shall not be treated as an incentive stock option as described in Section 422 of the Code.

                  I. Administration. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option.

                  I.     Exercise of the Option.

                         A.   Right to Exercise. The Option shall first become
exercisable in accordance with the Vesting Schedule set forth in Section 1 above. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

                         A.   Method of Exercise. The Option may be exercised by
written notice to the Company which must state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares and other administrative matters as may be required pursuant to the provisions of this Option Agreement and the exercise form used by the Company. The written notice must be signed by the Optionee and is not effective until it is delivered in person or by certified or registered mail, return receipt requested, to the President of the Company prior to the termination of the Option as set forth in paragraph 7 below, accompanied by full payment of the exercise price for the number of shares being purchased.

                         A.   Form of Payment of Exercise Price. Such payment
shall be made in cash, by check, cash equivalent, or, at the sole discretion of the Company, pursuant to a "cashless exercise" in which the appropriate number of shares being purchased are retained by the Company in satisfaction of such payment obligations.

                         A.   Withholding. At the time the Option is exercised,
in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option. The Optionee is cautioned that the Option is not exercisable unless the Company's withholding obligations are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested and the Company shall have no obligation to issue a certificate for such shares.

                         A.   Certificate Registration. The certificate or
certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

                         A.   Restrictions on Grant of the Option and Issuance
of Shares. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act of 1933, as





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amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or
(ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The Optionee is cautioned that the Option may not be exercisable unless the foregoing conditions are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested. Questions concerning this restriction should be directed to the President of the Company. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                         A.   Fractional Shares. The Company at its discretion
shall determine whether to issue fractional shares upon the exercise of the Option.

                  I. Non-Transferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date of death, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

                  I. Termination of the Option. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) one year after the optionee ceases being a director or,
(c) upon a Transfer of Control to the extent provided in paragraph 9 below.

                  I. Ownership Change and Transfer of Control. An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

                  A. the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company where shareholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange;

                  A. a merger or consolidation involving the Company in which the Company is not the surviving entity;

                  A. the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one or more parent or subsidiary corporations of the Company); or

                  A.     A liquidation or dissolution of the Company.

In the event of an Ownership Change, the Option shall (i) become fully vested to the extent it is not otherwise fully vested and (ii) terminate and cease to be outstanding effective as of the date of the Ownership Change to the extent that the Option is neither assumed or substituted for in connection with the Ownership Change nor exercised as of the date of the Ownership Change.

                  I. Effect of Change in Stock Subject to the Option. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise





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become shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

                  I. Rights as a Shareholder The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 10 above.


                  I.     Right of First Refusal.

                         A.   Right of First Refusal. In the event the Optionee
proposes to sell, pledge, or otherwise transfer any shares acquired upon the exercise of the Option (the "Transfer Shares") to any person or entity, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this paragraph 11 (the "Right of First Refusal").

                         A.   Notice of Proposed Transfer. Prior to any proposed
transfer of the Transfer Shares, the Optionee shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "Proposed Transferee") and, if the transfer is voluntary, the proposed transfer price and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the fair market value of the Transfer Shares as determined by the Company in good faith. In the event the Optionee proposes to transfer any shares acquired upon the exercise of the Option to more than one (1) Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

                         A.   Bona Fide Transfer. In the event that the Company
shall determine that the information provided by the Optionee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Optionee written notice of the Optionee's failure to comply with the procedure described in this paragraph 11 and the Optionee shall have no right to transfer the Transfer Shares without first complying with the procedure described in this paragraph 11. The Optionee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

                         A.   Exercise of the Right of First Refusal. In the
event the proposed transfer is deemed to be bona fide, the Company shall have the right to purchase all or a portion of the Transfer Shares at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty
(30) days after the date the Transfer Notice is delivered to the Company. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's ability to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date of the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall




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have the option of paying for the Transfer Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

                         A.     Failure to Exercise the Right of First Refusal.
If the Company fails to exercise the Right of First Refusal in full within the period specified in paragraph 12(d) above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than one hundred twenty (120) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this paragraph 11.

                         A.     Transferees of the Transfer Shares. All
transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interests subject to the provisions of this paragraph 11 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this paragraph 11 are met.

                         A.     Assignment of the Right of First Refusal. The
Company shall have the right to assign the Right of First Refusal at any time, whether or not the Optionee has attempted a transfer, to one (1) or more persons as may be selected by the Company.

                  I. Stock Dividends Subject to Option Agreement. If, from time to time, there is any stock dividend, stock split, or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Right of First Refusal with the same force and effect as the shares subject to the Right of First Refusal immediately before such event.

                  I. Legends. The Company may at any time place legends referencing the Right of First Refusal set forth in paragraph 11 above and any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph 14. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

         (a) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR




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HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY
REQUIREMENTS OF SUCH ACT."

                   (b) Any legend required to be placed thereon by applicable law.

                   (c) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

                         I.   Initial Public Offerings. The Optionee hereby
agrees that in the event of any underwritten public offering of stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the initial public offering under the Securities Act. The Optionee shall be subject to this paragraph provided and only if the officers and directors of the Company are also subject to similar arrangements.

                         I.   Binding Effect. This Option Agreement shall inure
to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

                         I.   Termination or Amendment. The Board, including any
duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such action shall deprive any person, without such person's consent, of any rights previously granted pursuant to this Option Agreement.

                         I.   Integrated Agreement. This Option Agreement
constitutes the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.




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                         II.  Applicable Law. This Option Agreement shall be
governed by and construed in accordance with the laws of the State of Pennsylvania without regard to its choice of law provisions.

                                            DEMEGEN, INC.


                                            By: /s/ Richard D. Ekstrom
                                               ---------------------------------

                                            Title: President & CEO
                                                  ------------------------------


The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including, without limitation, (i) the Right of First Refusal set forth in paragraph 12 and (ii) the terms of the Demegen, Inc. 1998 Stock Option Plan, the terms of which are incorporated therein, and hereby accepts the Option subject to all of the terms and provisions thereof.



Date: May 24, 1999                          /s/ John Bridwell
      -----------------                     ---------------------








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